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                                                                    EXHIBIT 99.2


I, Ludwig Lutter, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Poet Holdings, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of the Company.



                                            Ludwig Lutter
                                            ------------------------------------
                                            Chief Financial Officer
                                            November 14, 2002